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                                                                    EXHIBIT 99-j




CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report, and to all references to our firm, included in or made a part of this Form N-1A Registration Statement, Post-Effective Amendment No. 22 for Wasatch Funds, Inc.



/s/ARTHUR ANDERSEN LLP
----------------------




Milwaukee, Wisconsin
January 31, 2001